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                                                                   EXHIBIT 10(A)


                                 AMENDMENT NO. 1
                                       TO
                              ASSET SALE AGREEMENT
                               (FIRST FACILITIES)


     THIS AMENDMENT NO. 1 TO ASSET SALE AGREEMENT (FIRST FACILITIES) (this "AMENDMENT") is entered into as of the 12th day of September 1994 by and between NATIONAL MEDICAL ENTERPRISES, INC., a Nevada corporation ("SELLER"), and CHARTER MEDICAL CORPORATION, a Delaware corporation ("BUYER"), with reference to the following facts:

     A. Buyer and Seller are parties to that certain Asset Sale Agreement (First Facilities) between them dated as of March 29, 1994 (the "ASSET SALE AGREEMENT").

     B. Buyer and Seller wish to amend certain of the provisions of the Asset Sale Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. DEFINED TERMS (ARTICLE 1). Unless otherwise defined in this Amendment, all capitalized terms herein shall have the meanings given to them in the Asset Sale Agreement.

     2. PURCHASE PRICE (SECTION 2.5). The dollar amount set forth in SECTION 2.5(a) of the Asset Sale Agreement is hereby amended to read "Ninety-One Million One Hundred Thirty-Four Thousand Dollars ($91,134,000)."

     3. ALLOCATION OF PURCHASE PRICE (SECTION 2.7). The Allocation Schedule set forth in SCHEDULE 2.7, as modified in accordance with the second sentence of
SECTION 2.7, shall be further modified, as to Facilities Nos. 35, 36 and 53 as set forth in SCHEDULE 2.7(A), attached hereto. The Allocation Schedule for all purposes of the Asset Sale Agreement shall be SCHEDULE 2.7, as modified prior to the date hereof, and as further modified by SCHEDULE 2.7(A).

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     4.   TERMINATION (SECTION 10.1(b).  Section 10.1(b) of the Asset Sale
Agreement is hereby amended to add, after the last sentence thereof, the following: "Notwithstanding the foregoing, the Termination Date as to Facilities Nos. 35, 36 and 53 shall be October 31, 1994."

     5. EFFICACY. This Amendment shall become effective upon its execution, which may occur in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions, paragraph headings and introductory language used herein that do not actually amend the Asset Sale Agreement are used herein for convenience only, are not a part of the Asset Sale Agreement as amended by this Amendment, and shall not be used in construing the Asset Sale Agreement as amended by this Amendment. Each reference to the Asset Sale Agreement in any Related Agreement, whether or not accompanied by a reference to this Amendment, shall be deemed a reference to the Asset Sale Agreement as amended by this Amendment.

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          IN WITNESS WHEREOF, the parties have duly executed this Amendment No.
1 to Asset Sale Agreement as of the date first above written.


                                        Buyer:
                                        CHARTER MEDICAL CORPORATION


                                        By:  /s/ Lawrence Drinkard
                                             ----------------------------------

                                           Name:  Lawrence W. Drinkard
                                                  -----------------------------
                                           Title: Exec. V.P. and C.F.O.
                                                 ------------------------------


                                        Seller:
                                        NATIONAL MEDICAL ENTERPRISES,
                                        INC.


                                        By:  /s/ Donald W. Thayer
                                             ----------------------------------

                                           Name:  Donald W. Thayer
                                                  -----------------------------
                                           Title: Vice President
                                                 ------------------------------

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